The latest report from your
Fund's management team

SEMIANNUAL REPORT

Investors
Trust

JUNE 30, 1999



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.*
William J. Cosgrove
Douglas M. Costle
Leland O. Erdahl
Richard A. Farrell
Gail D. Fosler
William F. Glavin
Anne C. Hodsdon
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer

Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer

Osbert M. Hood
Senior Vice President and
Chief Financial Officer

Susan S. Newton
Vice President and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT and REGISTRAR

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

Listed New York Stock Exchange Symbol: JHI
For Shareholder Assistance
Refer to Page 26



CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]


DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JAMES K. HO, CFA, PORTFOLIO MANAGER

John Hancock
Investors Trust

Late-period jitters caused many bond sectors to give back earlier gains in the last six months

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Investors Trust. Caption below reads "Fund management team members (l-r):
"Ben Matthews, Lee Crockett, Jim Ho, Tony Goodchild and Beverly
Cleathero."]

Positive investor sentiment ushered John Hancock Investors Trust into 1999, then stalled out in the final two months of the semiannual period as inflation fears mounted. Although last year's global credit concerns receded and investors renewed their interest in yield-enhanced domestic bond sectors -- such as investment-grade corporate bonds, high-yield issues and mortgage-backed and asset-backed securities -- the continued strength of the U.S. economy rekindled investors' worries about rising interest rates.
As a result, the dramatic rebound within these sectors was fairly short-lived and many bonds gave back earlier gains.

Throughout the six months ended June 30, 1999, we balanced defensive strategies with selective opportunism, staying fully invested to meet the market's challenges head on. Although our efforts enabled the Fund to avoid the brunt of the recent market-wide downturn, it did not escape unscathed. John Hancock Investors Trust produced a total return of -0.99% at net asset value, compared with the -2.42% return at net asset value of the average open-end corporate debt A-rated fund, according to Lipper, Inc.


Forward thinking

As the Fund entered fiscal 1999, we had already begun to initiate strategies that allowed us to participate in the recovery of several fixed-income sectors early this spring, while avoiding the pitfalls of others. Here is what we did:

[Table at top left hand column entitled "Top Five Bond Sectors." The first listing is U.S. Government & Agencies 27%, the second is Banks & Financials 21%, the third Utilities 11%, the fourth Media 7% and the fifth
Transportation 7%. A note below the table reads "As a percentage of net assets on June 30, 1999."]

"...we sold
some of the
Fund's U.S.
Treasury
holdings."

* Increased corporate bond exposure. Because of last year's rout in the financial markets, the valuations of investment-grade corporate bonds and high-yield securities had become historically attractive. Starting in late December and continuing on through early February, we bolstered the Fund's position in these issues, believing they were poised for a comeback, given investors' growing comfort with bonds outside the Treasury market. In particular, we shifted focus a bit from the higher-quality A-rated bonds to BBB-rated names, those at the lowest end of the investment-grade spectrum. Our tack proved advantageous and was one of the main reasons the Fund outperformed the Lipper average. Our high-yield bond exposure also helped, as their prices held up the best during the recent downturn.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Continental Cablevision followed by an up arrow with the phrase "Upcoming merger with AT&T and likely credit upgrade." The second listing is Liberty Mutual followed by a sideways arrow with the phrase "Lackluster operating results." The third listing is Integrated Health Services followed by a down arrow with the phrase "Company experiencing financial difficulties." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

* Trimmed U.S. Treasury weighting. To finance our increased focus on corporate bonds, we sold some of the Fund's U.S. Treasury holdings. We did so before the so-called "flight from quality" was in full effect, realizing some profits as a result.

* Pared-down emphasis on mortgages. The Fund started the fiscal year with significant emphasis on mortgage-backed and asset-backed securities. As these holdings appreciated, we slightly trimmed the Fund's exposure.

* Shortened duration. Although we typically don't take large bets on interest-rate moves, we are able to adjust the Fund's sensitivity through a mathematical measure known as duration. A longer duration typically offers greater potential for price gains when interest rates decline, and price losses when rates rise. A shorter duration helps cushion against price declines as a result of rising rates, but may also inhibit a portfolio from fully participating in a rally when interest rates decline. Throughout the period, we kept the Fund's duration relatively short, which helped considerably during the market's recent turbulence.

Emerging markets avoided

Although emerging-market bonds rallied impressively in the early months of the period, we stayed, for the most part, clear of these issues. We believed the risks were too great. As it turned out, emerging-market debt backtracked to 1998's price levels as the period progressed. The uncertain future of those markets and their general lack of liquidity revived investors' concerns.

Pockets of emphasis

While the Fund remains broadly diversified within the corporate bond sector, we have maintained pockets of emphasis in utility, media, financial holdings and telecommunications, owning both investment-grade and high-yield issues.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of .5% with -2.5% at the bottom and 0% at the top. The first bar represents the -0.99% total return for John Hancock Investors Trust. The second bar represents the -2.42% total return for Average open-end corporate debt A-rated fund. A note below the chart reads "The total return for John Hancock Investors Trust is at net asset value with all distributions reinvested. The average open-end corporate debt A-rated fund is tracked by Lipper, Inc.]

* Utilities -- The fairly recent deregulation of the utility industry, the steady demand for its product and its yield potential make this sub-sector a perennial favorite. Several holdings have performed well for the Fund, including CalEnergy, Niagara Mohawk Power Corp. and Northeast Utilities, which was recently upgraded to investment-grade status as it successfully completed the nuclear decommissioning of the Millstone Three power plant.

* Telecommunications -- Despite some recent growing pains, many of the Fund's telecom holdings represent dynamic opportunity. Global Crossing Holdings, NEXTLINK Communications, Nextel Communications and Qwest Communications International are among several holdings that have been noteworthy performers.

* Media -- With the rapid advances in technology, many media companies have the wherewithal to evolve with the times. Continental Cablevision, which was recently acquired by AT&T, CSC Holdings, Adelphia Communications and TCI Communications are several Fund holdings worthy of mention.

* Finance -- Within the financial arena, we focused on higher-grade issues such as Merrill Lynch, Household Finance and BankBoston.

REIT, oil, gas and paper holdings

One subtle, timely shift we made over the period was our increased emphasis on three sectors -- real estate investment trusts (REITs), oil and gas and paper, all of whose valuations had become extremely attractive by the time the fiscal year began. Given the economy's strength, we believed there was room for improvement, which did, in fact, take place near the period's end. Occidental Petroleum, Union Pacific, Packaging Corp. of America and ProLogis Trust were several holdings that contributed to performance.


"We are
keeping a
watchful eye
on upcoming
economic reports..."


Research and selectivity are keys

We are keeping a watchful eye on upcoming economic reports and what they might portend for fixed-income markets in the months ahead. Given the possibility of further market weakness, we shall keep the portfolio's duration relatively short. Despite the correction, we are confident that our extensive research capabilities and heightened selectivity within the corporate arena shall serve to benefit the Fund once the current uncertainties subside.

------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
-----------------------------------------------
Assets:
Investments at value - Note C:
Publicly traded bonds and direct placement
security (cost - $154,258,676)                         $154,847,900
Preferred stocks and warrants (cost - $276,076)             331,870
Joint repurchase agreement (cost - $5,502,000)            5,502,000
Corporate savings account                                       961
                                                        160,682,731
                                                       ------------
Receivable for investments sold                           2,481,580
Interest receivable                                       2,763,188
Other assets                                                 12,020
                                                       ------------
Total Assets                                            165,939,519
-------------------------------------------------------------------
Liabilities:
Payable for investments purchased                         3,184,366
Dividend payable                                            321,709
Payable for futures variation margin - Note A                 4,417
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                     267,668
Accounts payable and accrued expenses                        87,013
                                                       ------------
Total Liabilities                                         3,865,173
-------------------------------------------------------------------
Net Assets:
Capital paid-in                                         162,907,780
Accumulated net realized loss on investments and
financial futures contracts                              (1,542,165)
Net unrealized appreciation of investments and
financial futures contracts                                 645,018
Undistributed net investment income                          63,713
                                                       ------------
Net Assets                                             $162,074,346
===================================================================
Net Asset Value Per Share:
(Based on 7,798,646 shares of beneficial
interest outstanding - 20 million shares
authorized with no par value)                                $20.78
===================================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
-------------------------------------------------------------------
Investment Income:
Interest                                                 $6,335,555
Dividends                                                    15,145
                                                        -----------
                                                          6,350,700
                                                        -----------
Expenses:
Investment management fee - Note B                          509,757
Transfer agent fee - Note B                                  45,807
Custodian fee                                                36,202
Printing                                                     26,434
Auditing fee                                                 21,761
Accounting and legal services fee - Note B                   11,812
New York Stock Exchange fee                                   8,582
Trustees' fees                                                4,409
Miscellaneous                                                 3,088
Legal fees                                                    1,525
                                                        -----------
Total Expenses                                              669,377
-------------------------------------------------------------------
Net Investment Income                                     5,681,323
-------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Financial Futures Contracts:
Net realized loss on investments sold                      (566,119)
Net realized gain on financial futures contracts             41,417
Change in net unrealized appreciation/depreciation
of investments                                           (7,236,150)
Change in net unrealized appreciation/depreciation
of financial futures contracts                                 (156)
                                                        -----------
Net Realized and Unrealized
Loss on Investments and
Financial Futures Contracts                              (7,761,008)
-------------------------------------------------------------------
Net Decrease in Net Assets
Resulting from Operations                               ($2,079,685)
===================================================================

See notes to financial statements.


Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR ENDED     SIX MONTHS ENDED
                                                                                       DECEMBER 31,     JUNE 30, 1999
                                                                                           1998          (UNAUDITED)
                                                                                       ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                   $11,725,185       $5,681,323
Net realized gain (loss) on investments sold and financial futures contracts                 19,912         (524,702)
Change in net unrealized appreciation/depreciation of investments
and financial futures contracts                                                             631,486       (7,236,306)
                                                                                       ------------     ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                          12,376,583       (2,079,685)
                                                                                       ------------     ------------
Distributions to Shareholders:
Dividends from net investment income ($1.5150 and $0.7275 per share, respectively)      (11,728,676)      (5,667,545)
                                                                                       ------------     ------------
From Fund Share Transactions - Net: *
Market value of shares issued in reinvestment of distributions                            1,789,588          326,101
                                                                                       ------------     ------------
Net Assets:
Beginning of period                                                                     167,057,980      169,495,475
                                                                                       ------------     ------------
End of period (including undistributed net investment income
of $49,935 and $63,713, respectively)                                                  $169,495,475     $162,074,346
                                                                                       ============     ============

* Analysis of Fund Share Transactions:
Shares outstanding, beginning of period                                                   7,699,521        7,782,963
Shares issued to shareholders in reinvestment of distributions                               83,442           15,683
                                                                                       ------------     ------------
Shares outstanding, end of period                                                         7,782,963        7,798,646
                                                                                       ============     ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase due to reinvestment in the Fund. The footnote illustrates the number of Fund shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period, for the last two periods.

See notes to financial statements.



Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,              SIX MONTHS ENDED
                                                          -------------------------------------------------   JUNE 30, 1999
                                                            1994      1995       1996      1997      1998     (UNAUDITED)
                                                          --------  --------   --------  --------  --------   -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period                        $22.15    $19.78     $21.95    $21.23    $21.70        $21.78
                                                          --------  --------   --------  --------  --------   -----------
Net Investment Income                                         1.68      1.68       1.63      1.59      1.52          0.73
Net Realized and Unrealized Gain (Loss)
on Investments and Financial Futures Contracts               (2.34)     2.17      (0.72)     0.47      0.08         (1.00)
                                                          --------  --------   --------  --------  --------   -----------
Total from Investment Operations                             (0.66)     3.85       0.91      2.06      1.60         (0.27)
                                                          --------  --------   --------  --------  --------   -----------
Less Distributions:
Dividends from Net Investment Income                         (1.68)    (1.68)     (1.63)    (1.59)    (1.52)        (0.73)
Distributions from Net Realized Gain on Investments Sold
and Financial Futures Contracts                              (0.03)       --         --        --        --            --
                                                          --------  --------   --------  --------  --------   -----------
Total Distributions                                          (1.71)    (1.68)     (1.63)    (1.59)    (1.52)        (0.73)
                                                          --------  --------   --------  --------  --------   -----------
Net Asset Value, End of Period                              $19.78    $21.95     $21.23    $21.70    $21.78        $20.78
                                                          ========  ========   ========  ========  ========   ===========
Per Share Market Value, End of Period                      $17.875   $20.500    $19.500   $22.063   $21.938       $18.313
Total Investment Return at Market Value(1)                 (12.92%)   24.33%      3.13%    22.12%     6.66%       (13.37%)(2)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $147,916  $165,974   $162,223  $167,058  $169,495      $162,074
Ratio of Expenses to Average Net Assets                      0.88%     0.85%      0.85%     0.84%     0.82%         0.81%(3)
Ratio of Net Investment Income to Average Net Assets         8.11%     7.93%      7.65%     7.44%     6.92%         6.86%(3)
Portfolio Turnover Rate                                        82%      102%       118%      141%      239%           96%

(1) Assumes dividend reinvestment.
(2) Not annualized.
(3) Annualized.


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.


See notes to financial statements.



Schedule of Investments
June 30, 1999 (Unaudited)
----------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by
Investors Trust on June 30, 1999. It's divided into three main categories:
publicly traded bonds and direct placement security, preferred stocks and warrants, and short-term investments. The securities are further broken down by industry groups. Short-term investments, which represent the Fund's "cash"
position, are listed last.

                                                                                         PAR VALUE
                                                                 INTEREST     CREDIT       (000s         MARKET
ISSUER, DESCRIPTION                                                RATE       RATING*     OMITTED)       VALUE
-------------------                                               ------      -------     -------     ------------
PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
Aerospace (0.40%)
Jet Equipment Trust,
Equipment Trust Cert Ser 95B2 08-15-14 (R)                        10.910%      BBB-          $550         $649,990
                                                                                                      ------------
Automobile/Trucks (0.91%)
Chrysler Financial Co. LLC,
Medium Term Note Ser S 11-15-01                                    5.690       A+             495          488,357
ERAC USA Finance Co.,
Note 02-15-05 (R)                                                  6.625       BBB+           690          667,706
United Rentals, Inc.,
Note 04-01-09 (R)                                                  9.000       BB-            330          323,400
                                                                                                      ------------
                                                                                                         1,479,463
                                                                                                      ------------
Banks (10.55%)
Abbey National First Capital, B.V.,
Sub Note (United Kingdom) 10-15-04 (Y)                             8.200       AA-          1,000        1,057,090
African Development Bank,
Sub Note (Supranational) 12-15-03 (Y)                              9.750       AA-          1,000        1,136,040
Banc One Corp.,
Sub Deb 10-15-26                                                   7.625       A              490          490,661
Bank of Boston,
Sub Note 12-01-05                                                  6.625       BBB+           440          430,254
Bank of New York,
Cap Security 12-01-26 (R)                                          7.780       A-             570          556,599
Barclays North American Capital Corp.,
Gtd Cap Note 05-15-21                                              9.750       AA-            900          976,401
First Union National Bank,
Sub Note 12-01-28                                                  6.500       A              480          416,606
International Bank for Reconstruction and Development,
30 Yr Bond (Supranational) 10-15-16 (Y)                            8.625       AAA          3,800        4,523,900
National Westminster Bank Plc - New York Branch,
Sub Note 05-01-01                                                  9.450       AA-          1,200        1,267,584
NB Capital Trust IV,
Gtd Cap Security 04-15-27                                          8.250       A-             320          325,942
Scotland International Finance No. 2, B.V.,
Gtd Sub Note (United Kingdom) 01-27-04 (R) (Y)                     8.800       A            2,000        2,152,640
Gtd Sub Note (United Kingdom) 11-01-06 (R) (Y)                     8.850       A+             750          820,313
Security Pacific Corp.,
Medium Term Sub Note 05-09-01                                     10.360       A            1,750        1,871,398
Sub Note 11-15-00                                                 11.500       A            1,000        1,069,790
                                                                                                      ------------
                                                                                                        17,095,218
                                                                                                      ------------
Beverages (0.27%)
Canandaigua Brands, Inc.,
Sr Sub Notes Ser C 12-15-03                                        8.750       B+             445          437,212
                                                                                                      ------------
Broker Services (0.27%)
Merrill Lynch & Co., Inc.,
Note 11-15-18                                                      6.875       AA-            470          440,775
                                                                                                      ------------
Building (0.42%)
Oakwood Homes Corp.,
Sr Note 03-01-04                                                   7.875       BBB-           280          271,863
Owens Corning,
Note 03-15-09                                                      7.000       BBB-           435          410,005
                                                                                                      ------------
                                                                                                           681,868
                                                                                                      ------------
Chemicals (0.71%)
Akzo Nobel, Inc.,
Note 11-15-03 (R)                                                  6.000       A              310          300,700
Equistar Chemicals, L.P.,
Sr Note 02-15-04 (R)                                               8.500       BBB-           425          425,000
Monsanto Co.,
Deb 12-01-28 (R)                                                   6.600       A              475          427,785
                                                                                                      ------------
                                                                                                         1,153,485
                                                                                                      ------------
Computers (0.93%)
Ceridian Corp.,
Sr Note 06-01-04 (R)                                               7.250       BBB            410          410,345
Primark Corp.,
Sr Sub Note 12-15-08                                               9.250       B+             350          332,500
PSINet, Inc.,
Sr Note 11-01-08                                                  11.500       B-             315          330,750
Verio, Inc.,
Sr Note 04-01-05                                                  10.375       B-             435          439,350
                                                                                                      ------------
                                                                                                         1,512,945
                                                                                                      ------------
Cosmetics & Personal Care (0.45%)
Johnson & Johnson,
Deb 11-15-23                                                       6.730       AAA            750          731,707
                                                                                                      ------------
Energy (0.90%)
AES Corp.,
Sr Sub Note 07-15-06                                              10.250       B+             670          690,100
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                   8.480       BBB-           310          330,826
P & L Coal Holdings Corp.,
Sr Sub Note Ser B 05-15-08                                         9.625       B              435          432,825
                                                                                                      ------------
                                                                                                         1,453,751
                                                                                                      ------------
Finance (3.35%)
Bombardier Capital, Inc.,
Note 01-15-02 (R)                                                  6.000       BBB+           500          489,250
CIT Group Holdings, Inc.,
Note 10-15-01                                                      5.500       A+             600          589,740
Constitution Capital Trust I,
Gtd Cap Security 04-15-27 (R)                                      9.150       BBB            400          402,452
FINOVA Capital Corp.,
Note 11-01-02                                                      6.250       A-             450          443,340
Ford Motor Credit Co.,
Note 04-28-03                                                      6.125       A              605          596,494
General Motors Acceptance Corp.,
Note 12-01-01                                                      6.375       A              600          599,820
Household Finance Corp.,
Note 11-01-02                                                      5.875       A              750          730,275
Note 02-01-09                                                      5.875       A              360          327,074
Marlin Water Trust & Marlin Water Capital Corp.,
Sr Sec Note 12-15-01 (R)                                           7.090       BBB            600          601,500
Merrill Lynch Mortgage Investors, Inc.,
Sub Bond Ser 1992-B Class B 04-15-12                               8.500       Aaa            245          246,088
Yanacocha Receivables Master Trust,
Pass Thru Cert Ser 1997-A 06-15-04 (R)                             8.400       BBB-           441          408,249
                                                                                                      ------------
                                                                                                         5,434,282
                                                                                                      ------------
Food (0.18%)
Agrilink Foods, Inc.,
Sr Sub Note 11-01-08                                              11.875       B              285          293,550
                                                                                                      ------------
Government - Foreign (1.24%)
Nova Scotia, Province of,
Deb (Canada) 04-01-22 (Y)                                          8.750       A-             750          884,415
Ontario, Province of,
Bond (Canada) 06-04-02 (Y)                                         7.750       AA-            500          520,690
Saskatchewan, Province of,
Bond (Canada) 12-15-20 (Y)                                         9.375       A              480          597,038
                                                                                                      ------------
                                                                                                         2,002,143
                                                                                                      ------------

Government - U.S. (17.83%)
United States Treasury,
Bond 08-15-17                                                      8.875       Aaa          4,696        5,999,140
Bond 05-15-18                                                      9.125       Aaa          3,250        4,260,035
Bond 02-15-23                                                      7.125       Aaa          5,486        6,080,024
Note 05-15-01                                                      8.000       Aaa            275          286,946
Note 05-15-02                                                      7.500       Aaa          2,470        2,591,178
Note 08-15-03                                                      5.750       Aaa          2,018        2,019,251
Note 02-15-05                                                      7.500       Aaa          2,359        2,539,605
Note 07-15-06                                                      7.000       Aaa          4,837        5,123,447
                                                                                                      ------------
                                                                                                        28,899,626
                                                                                                      ------------
Government - U.S. Agencies (9.29%)
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                      11.250       AAA            273          298,611
Federal National Mortgage Assn.,
15 Yr SF Pass Thru Ctf 02-01-08                                    7.500       AAA            230          234,571
15 Yr SF Pass Thru Ctf 09-01-10                                    7.000       AAA            532          534,165
15 Yr SF Pass Thru Ctf 10-01-12                                    7.000       AAA            117          117,494
15 Yr SF Pass Thru Ctf 12-01-12                                    6.500       AAA          1,091        1,074,558
30 Yr Pass Thru Ctf 11-01-28                                       6.500       AAA            276          266,719
30 Yr SF Pass Thru Ctf 10-01-23                                    7.000       AAA            523          518,072
Pass Thru Ctf Ser 1997-M8 Class A-1 01-25-22                       6.940       AAA            349          353,496
Government National Mortgage Assn.,
30 Yr SF Pass Thru Ctf 07-15-28 to 04-15-29                        6.500       AAA          2,482        2,385,903
30 Yr SF Pass Thru Ctf 02-15-28 to 04-15-29                        7.000       AAA          3,313        3,269,430
30 Yr SF Pass Thru Ctf 03-15-24 to 07-22-29 +                      7.500       AAA          2,358        2,381,510
30 Yr SF Pass Thru Ctf 01-15-27 to 08-15-27                        8.000       AAA            183          187,645
30 Yr SF Pass Thru Ctf 04-15-21                                    9.000       AAA            232          246,899
30 Yr SF Pass Thru Ctf 11-15-19 to 02-15-25                        9.500       AAA            386          413,752
30 Yr SF Pass Thru Ctf 11-15-20                                   10.000       AAA             92           98,252
Tennessee Valley Authority,
Power Bonds 1989 Ser G 11-15-29                                    8.625       AAA          2,500        2,667,525
                                                                                                      ------------
                                                                                                        15,048,602
                                                                                                      ------------
Insurance (3.70%)
Conseco, Inc.,
Note 06-15-05                                                      6.800       BBB            220          207,772
Equitable Life Assurance Society of the United States,
Surplus Note 12-01-05 (R)                                          6.950       A              550          548,944
Fairfax Financial Holdings Ltd.,
Note (Canada) 04-15-26 (Y)                                         8.300       BBB+           405          388,836
Liberty Mutual Insurance Co.,
Surplus Note 05-04-07 (R)                                          8.200       A+             455          484,429
Surplus Note 10-15-26 (R)                                          7.875       A+             155          153,954
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                          7.625       AA           1,100        1,134,650
New York Life Insurance Co.,
Surplus Note 12-15-23 (R)                                          7.500       AA-          1,500        1,461,465
Sun Canada Financial Co.,
Gtd Sub Note 12-15-07 (R)                                          6.625       AA             725          697,813
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                               7.875       A-             615          625,326
Willis Corroon Corp.,
Sr Sub Note 02-01-09 (R)                                           9.000       B+             310          299,538
                                                                                                      ------------
                                                                                                         6,002,727
                                                                                                      ------------
Leisure (2.17%)
Harrah's Operating Co., Inc.,
Sr Note 01-15-09                                                   7.500       BBB-           425          411,884
Sr Sub Note 12-15-05                                               7.875       BB+            165          159,225
HMH Properties, Inc.,
Sr Note Ser A 08-01-05                                             7.875       BB             270          254,475
Marvel Enterprises, Inc.,
Sr Note 06-15-09 (R)                                              12.000       NR             420          433,650
Premier Parks, Inc.,
Sr Note 06-15-07                                                   9.750       B-             240          242,400
SC International Services, Inc.,
Sr Sub Note Ser B 09-01-07                                         9.250       B              285          293,550
SFX Entertainment, Inc.,
Sr Sub Note 12-01-08                                               9.125       B-             490          475,300
Sun International Hotels Ltd.,
Sr Sub Note (Bahamas) 03-15-07 (Y)                                 9.000       B+             225          225,000
Sr Sub Note (Bahamas) 12-15-07 (Y)                                 8.625       B+             250          245,000
Trump Hotels & Casino Resorts Funding, Inc./Holdings, L.P.,
Sr Note 06-15-05                                                  15.500       B-             550          561,000
Waterford Gaming LLC,
Sr Note 03-15-10 (R)                                               9.500       B+             210          210,000
                                                                                                      ------------
                                                                                                         3,511,484
                                                                                                      ------------
Manufacturing (0.03%)
Globe Manufacturing Corp.,
Sr Sub Note Ser B 08-01-08                                        10.000       B-              65           48,750
                                                                                                      ------------
Media (6.69%)
Adelphia Communications Corp.,
Sr Note Ser B 10-01-02                                             9.250       B+             525          531,562
Sr Note Ser B 07-15-03                                             8.125       B              252          244,440
Century Communications Corp.,
Sr Note 08-15-00                                                   9.500       BB-            275          280,500
Comcast Cellular Holdings, Inc.,
Sr Note Ser B 05-01-07                                             9.500       BBB-           885          986,775
Continental Cablevision, Inc.,
Sr Note 05-15-06                                                   8.300       BBB            415          440,892
CSC Holdings, Inc.,
Sr Note 07-15-08                                                   7.250       BB+            320          304,864
Sr Sub Deb 05-15-16                                               10.500       BB-            310          356,500
Falcon Holdings Group L.P.,/Falcon Funding Corp.,
Sr Deb Ser B 04-15-10                                              8.375       B              305          301,188
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11 (R)                                           8.625       B+             265          249,100
Sr Sub Note Ser B 10-01-09                                         8.750       B+             265          259,038
Liberty Media Group,
Note 07-15-29 (R) +                                                8.500       BBB-           545          543,512
Mediacom LLC/Mediacom Capital Corp.,
Sr Note Ser B 04-15-08                                             8.500       B+             310          297,600
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                                8.250       BBB-           527          543,100
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05 (Y)                               10.000       BB+            800          856,000
Sr Sec 2nd Priority Note (Canada) 08-01-02 (Y)                     9.625       BB+            290          303,775
SFX Broadcasting, Inc.,
Sr Sub Note Ser B 05-15-06                                        10.750       B-             310          337,125
TCI Communications, Inc.,
Sr Deb 02-15-26                                                    7.875       AA-            480          505,843
Time Warner, Inc.,
Deb 01-15-13                                                       9.125       BBB            520          588,671
Deb 05-15-29                                                       6.625       BBB            470          414,634
TKR Cable I, Inc.,
Sr Deb 10-30-07                                                   10.500       AA-          1,875        1,998,150
TV Guide, Inc.,
Sr Sub Note 03-01-09 (R)                                           8.125       B+             520          492,700
                                                                                                      ------------
                                                                                                        10,835,969
                                                                                                      ------------
Medical (1.44%)
Dynacare, Inc.,
Sr Note Ser B (Canada) 01-15-06 (R) (Y)                           10.750       B+             270          272,700
Sr Note (Canada) 01-15-06 (Y)                                     10.750       B+             260          262,600
Fresenius Medical Care Capital Trust II,
Gtd Trust Preferred Security 02-01-08                              7.875       B+             390          362,700
Guidant Corp.,
Note 02-15-06                                                      6.150       A-             400          375,000
Quest Diagnostics, Inc.,
Sr Sub Note 12-15-06                                              10.750       B+             345          393,300
Sr Sub Note 07-01-09 (R) +                                         9.875       B+             365          370,475
Sola International, Inc.,
Note 03-15-08                                                      6.875       BBB-           135          118,257
Watson Pharmaceuticals, Inc.,
Sr Note 05-15-08                                                   7.125       BBB-           180          171,900
                                                                                                      ------------
                                                                                                         2,326,932
                                                                                                      ------------
Metal (0.61%)
Golden Northwest Aluminium, Inc.,
1st Mtg Note 12-15-06 (R)                                         12.000       BB-            270          278,775
National Steel Corp.,
1st Mtg Bond Ser D 03-01-09                                        9.875       B+             275          280,500
Rohm & Haas Co.,
Deb 07-15-29 (R)                                                   7.850       A-             435          434,682
                                                                                                      ------------
                                                                                                           993,957
                                                                                                      ------------
Mortgage Banking (3.19%)
ContiMortgage Home Equity Loan Trust,
Pass Thru Ctf Ser 1995-2 Class A-5 08-15-25                        8.100       AAA            480          492,000
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1 Class A-1A 12-17-07       6.260       AAA            601          591,130
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass-Through Ctf Ser 1998-C1 Class C 03-15-08       6.861       A2             400          382,047
First Union-Lehman Brothers-Bank of America,
Pass Thru Ctf Ser 1998-C2 Class A-1 06-18-07                       6.280       AAA            467          461,633
FirstPlus Home Loan Trust,
Pass Thru Ctf Ser 1998-4 Class A-5 01-01-01                        6.380       AAA            700          683,129
GMAC Commercial Mortgage Securities, Inc.,
Pass Thru Ctf Ser 1997-C2 Class A-3 11-15-07                       6.566       Aaa            680          660,450
IMC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-1 Class A-5 12-25-13                        6.290       AAA            720          720,468
Salomon Brothers Mortgage Securities VII, Inc.,
Mtg Pass Thru Ctf Ser 1997-HUD2 Class A-2 07-25-24                 6.750       Aaa            437          435,088
UCFC Home Equity Loan Trust,
Pass Thru Ctf Ser 1996-D1 Class A6 02-15-25                        7.180       AAA            730          736,388
                                                                                                      ------------
                                                                                                         5,162,333
                                                                                                      ------------
Oil & Gas (2.08%)
Burlington Resources, Inc.,
Deb 03-01-29                                                       7.375       A-             480          473,904
Camuzzi Gas Pampeana S.A.,
Bond (Argentina) 12-15-01 (Y)                                      9.250       BBB-           140          137,200
CMS Panhandle Holding Co.,
Sr Note 07-15-29 (R)                                               7.000       BBB-           310          283,650
Conoco, Inc.,
Note 04-15-29                                                      6.950       A-             470          440,023
El Paso Energy Corp.,
Sr Note 05-15-09                                                   6.750       BBB-           370          353,350
PEMEX Finance Ltd.,
Note (Cayman Islands) 02-15-08 (R) (Y)                             6.550       AAA            450          434,250
Petroleos Mexicanos,
Gtd Sr Note (Mexico) 12-02-08 (R) (Y)                              9.375       BB             200          196,000
Petroleum Geo-Services,
Sr Note (Norway) 03-30-08 (Y)                                      6.625       BBB            455          428,305
Triton Energy Ltd.,
Sr Note 04-15-02                                                   8.750       B+             495          485,100
Valero Energy Corp.,
Note 03-15-06                                                      7.375       BBB-           145          140,960
                                                                                                      ------------
                                                                                                         3,372,742
                                                                                                      ------------
Paper & Paper Products (0.94%)
Fort James Corp.,
Sr Note 09-15-02                                                   6.500       BBB-           455          455,136
Packaging Corp. of America,
Sr Sub Note 04-01-09 (R)                                           9.625       B              335          340,025
S.D. Warren Co.,
Sr Sub Note Ser B 12-15-04                                        12.000       B+             685          731,238
                                                                                                      ------------
                                                                                                         1,526,399
                                                                                                      ------------
Real Estate Investment Trust (1.40%)
American Health Properties, Inc.,
Note 01-15-07                                                      7.500       BBB-           390          339,690
Cabot Industrial Properties, L.P.,
Note 05-01-04                                                      7.125       BBB-           365          355,620
Camden Property Trust,
Note 04-15-04                                                      7.000       BBB            400          391,292
Liberty Property L.P.,
Medium Term Note 06-05-02                                          6.600       BBB-           340          329,800
ProLogis Trust,
Note 04-15-04                                                      6.700       BBB+           375          363,750
TriNet Corporate Realty Trust, Inc.,
Note 05-15-01                                                      7.300       BBB-           500          495,745
                                                                                                      ------------
                                                                                                         2,275,897
                                                                                                      ------------
Retail (1.30%)
Great Atlantic & Pacific Tea Co., Inc. (The),
Note 04-15-07                                                      7.750       BBB-           505          488,997
Meyer (Fred), Inc.,
Note 03-01-08                                                      7.450       BBB-           780          786,903
Pathmark Stores, Inc.,
Sub Note 06-15-02                                                 11.625       CCC+           560          571,200
Safeway, Inc.,
Note 11-15-01                                                      5.875       BBB            270          265,518
                                                                                                      ------------
                                                                                                         2,112,618
                                                                                                      ------------

Telecommunications (6.00%)
AXIA, Inc.,
Sr Sub Note 07-15-08                                              10.750       B-             183          180,255
Clearnet Communications, Inc.,
Sr Disc Note, Step Coupon (10.125%, 05-01-04)
(Canada) 05-01-09 (A)                                               Zero       NR             350          199,500
Electric Lightwave, Inc.,
Note 05-15-04 (R)                                                  6.050       AA-            215          208,819
Global Crossing Holdings Ltd.,
Sr Note 05-15-08                                                   9.625       BB             335          361,800
GTE North, Inc.,
Deb Ser H 11-15-08                                                 5.650       AA-            615          566,163
Hermes Europe Railtel BV,
Sr Note (Netherlands) 08-15-07 (Y)                                11.500       B              265          277,588
Sr Note (Netherlands) 01-15-09 (Y)                                10.375       B              155          156,938
Intermedia Communications, Inc.,
Sr Note Ser B 06-01-08                                             8.600       B               65           59,800
LCI International, Inc.,
Sr Note 06-15-07                                                   7.250       BB+            405          397,674
Lenfest Communications,
Sr Sub Note 06-15-06                                              10.500       BB-            610          701,500
McLeodUSA, Inc.,
Sr Note 11-01-08                                                   9.500       B+             335          336,675
Sr Note 02-15-09 (R)                                               8.125       B+             310          288,300
Metromedia Fiber Network, Inc.,
Sr Note Ser B 11-15-08                                            10.000       B              510          524,025
MetroNet Communications Corp.,
Sr Note (Canada) 08-15-07 (Y)                                     12.000       B              260          302,575
Nextel Communications, Inc.,
Sr Disc Note, 08-15-04                                             9.750       B-             295          299,425
Sr Disc Note, Step Coupon (9.95%, 02-15-03) 02-15-08 (A)            Zero       B-             225          155,250
NEXTLINK Communications, Inc.,
Sr Note 11-15-08                                                  10.750       B              350          359,625
NTL Communications Corp.,
Sr Note 10-01-08 (R)                                              11.500       B-             405          443,475
Orange Plc,
Sr Note (United Kingdom) 08-01-08 (Y)                              8.000       BB-            405          383,738
Pegasus Communications Corp.,
Sr Note Ser B 10-15-05                                             9.625       B-             170          166,600
Qwest Communications International, Inc.,
Sr Note Ser B 11-01-08                                             7.250       BB+            430          414,950
RCN Corp.,
Sr Note 10-15-07                                                  10.000       NR             245          246,225
Sprint Capital Corp.,
Note 05-01-19                                                      6.900       BBB+           470          435,211
Viatel, Inc.,
Sr Note 04-15-08                                                  11.250       NR             435          441,525
WorldCom, Inc.,
Note 08-15-01                                                      6.125       A-             685          682,835
Note 08-15-28                                                      6.950       BBB+           695          658,825
Worldwide Fiber, Inc.,
Sr Note (Canada) 12-15-05 (R) (Y)                                 12.500       B-             465          467,325
                                                                                                      ------------
                                                                                                         9,716,621
                                                                                                      ------------
Textile (0.34%)
Tropical Sportswear International Corp.,
Sr Sub Note Ser A 06-15-08                                        11.000       B-             150          155,625
WestPoint Stevens, Inc.,
Sr Note 06-15-05                                                   7.875       BB             410          400,775
                                                                                                      ------------
                                                                                                           556,400
                                                                                                      ------------
Transportation (6.72%)
America West Airlines,
Pass Thru Ctf Ser B 01-02-08                                       6.930       A-             419          406,988
Continental Airlines,
Pass Thru Ctf Ser 1996-C 10-15-13                                  9.500       BBB+           465          494,110
Pass Thru Ctf Ser 1999-1A 02-02-19                                 6.545       AA+            610          574,925
Continental Airlines, Inc.,
Sr Note 12-15-05                                                   8.000       BB-            430          420,325
Delta Air Lines, Inc.,
Equip Tr Ctf Ser A 06-01-08                                       10.000       BBB          2,000        2,327,720
Fine Air Services, Inc.,
Sr Sub Note 06-01-08                                               9.875       B              425          382,500
Humpuss Funding Corp.,
Gtd Note (Indonesia) 12-15-09 (R) (Y)                              7.720       B3             464          317,591
Northwest Airlines, Inc.,
Note 03-15-04                                                      8.375       BB             505          486,042
Northwest Airlines 1996-1 Pass Through Trusts,
Pass Thru Ctf Ser 1996-1C 01-02-05                                10.150       BBB-           273          275,506
Pass Thru Ctf Ser 1996-1D 01-02-15                                 8.970       BBB-           381          381,490
NWA Trust,
Sr Note Ser A 12-21-12                                             9.250       AA             548          593,639
Railcar Trust No. 1992-1,
Pass Thru Ser 1992-1 Class A 06-01-04                              7.750       AAA          1,189        1,225,644
Scandinavian Airlines System,
Deb (Sweden) 07-20-99 (Y)                                          9.125       A3             700          701,750
U.S. Airways, Inc.,
Pass Thru Ctf Ser 1990-A1 03-19-05                                11.200       BB             817          878,807
Ucar Global Enterprises, Inc.,
Sr Sub Note Ser B 01-15-05                                        12.000       B              700          742,000
Union Pacific Corp.,
Deb 02-01-29                                                       6.625       BBB-           470          412,152
Wisconsin Central Transportation Corp.,
Note 04-15-08                                                      6.625       BBB-           280          267,400
                                                                                                      ------------
                                                                                                        10,888,589
                                                                                                      ------------
Utilities (11.23%)
AES Eastern Energy,
Pass Thru Ctf 07-02-17 (R)                                         9.000       BBB-           395          382,795
Beaver Valley Funding Corp.,
Sec Lease Oblig Bond 06-01-17                                      9.000       BB-            565          604,550
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                 8.890       BB-            700          755,125
Calpine Corp.,
Sr Note 05-15-06                                                  10.500       BB             465          497,550
Sr Note 04-15-09                                                   7.750       BB             400          380,000
CE Casecnan Water & Energy Co., Inc.,
Sr Note Ser A (Philippine Islands) 11-15-05 (Y)                   11.450       BB+            400          356,000
Cleveland Electric Illuminating Co.,
1st Mtg Ser B 05-15-05                                             9.500       BB+          1,150        1,216,125
CMS Energy Corp.,
Sr Note Ser B 01-15-04                                             6.750       BB             380          360,305
Sr Note 01-15-09                                                   7.500       BB             570          524,400
Connecticut Light & Power Co.,
1st Ref Mtg Ser C 06-01-02                                         7.750       BBB-           210          214,922
Note 06-05-03 (R)                                                  8.590       NR             265          265,345
East Coast Power, LLC,
Sec Note 03-31-12 (R)                                              7.066       BBB-           500          457,969
EIP Funding-PNM,
Sec Fac Bond 10-01-12                                             10.250       BB-            694          771,492
Fitchburg Holding Corp.,
Sec Note 01-31-03 (r)                                             15.750       BBB          1,469        1,546,003
GG1B Funding Corp.,
Deb 01-15-11                                                       7.430       BBB-           397          386,670
Hydro-Quebec,
Gtd Bond (Canada) 02-01-21 (Y)                                     9.400       A+             740          907,255
Gtd Bond (Canada) 01-15-22 (Y)                                     8.400       A+             330          368,811
Gtd Deb Ser IF (Canada) 02-01-03 (Y)                               7.375       A+             750          770,700
Iberdrola International B.V.,
Note (Spain) 10-01-02 (Y)                                          7.500       AA-          1,000        1,032,570
Long Island Lighting Co.,
Deb 03-15-23                                                       8.200       A-             615          641,138
Midland Cogeneration Venture L.P.,
Sec Deb Ser C-91 07-23-02                                         10.330       BBB-           847          893,181
Midland Funding Corp. II,
Deb Ser A 07-23-05                                                11.750       BB             550          627,000
Deb Ser B 07-23-06                                                13.250       BB             225          268,958
Monterrey Power S.A. de C.V.,
Sr Sec Bond (Mexico) 11-15-09 (R) (Y)                              9.625       BB             145          123,250
Niagara Mohawk Power Corp.,
Sec Fac Bond 01-01-18                                              8.770       BBB            740          773,019
North Atlantic Energy Corp.,
1st Mtg Ser A 06-01-02                                             9.050       BB-            405          416,389
Northeast Utilities,
Note Ser A 12-01-06                                                8.580       BB-            110          109,038
PECO Energy Transition Trust,
Pass Thru Ctf Ser 1999-A Class A-6 03-01-09                        6.050       AAA            480          459,749
PNPP II Funding Corp.,
Deb 05-30-16                                                       9.120       BB-            420          456,750
System Energy Resources, Inc.,
1st Mtg 08-01-01                                                   7.710       BBB-           590          597,375
U.S. West Capital Funding, Inc.,
Deb 07-15-28                                                       6.875       A-             160          146,224
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                                 8.090       BBB-           886          891,207
                                                                                                      ------------
                                                                                                        18,201,865
                                                                                                      ------------
TOTAL PUBLICLY TRADED BONDS AND DIRECT PLACEMENT SECURITY
(Cost $154,258,676)                                                                       (95.54%)     154,847,900
                                                                                          -------     ------------

                                                                                        NUMBER OF
                                                                                        SHARES OR
                                                                                         WARRANTS
                                                                                         --------
PREFERRED STOCKS AND WARRANTS
CSC Holdings, Inc., 11.750%, Ser H, Preferred Stock                                           880           98,120
MetroNet Communications Corp., Warrant (Canada) (R) (Y)**                                     510           53,550
Packaging Corp. of America, 12.375%, Preferred Stock (R)                                    1,700          180,200
                                                                                                      ------------
                                                                                                           331,870
                                                                                                      ------------
TOTAL PREFERRED STOCKS AND WARRANTS
(Cost $276,076)                                                                            (0.20%)         331,870
                                                                                          -------     ------------

                                                                                           PAR VALUE
                                                                              INTEREST      (000s         MARKET
ISSUER, DESCRIPTION                                                             RATE       OMITTED)       VALUE
-------------------                                                            ------      -------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.40%)
Investment in a joint repurchase agreement transaction with
SBC Warburg, Inc. - Dated 06-30-99, due 07-01-99
(Secured by U. S. Treasury Bonds 9.875% due 11-15-15
and 11.250% due 02-15-15) - Note A                                             4.800%      $5,502       $5,502,000
                                                                                                      ------------

Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.00%                                                                                             961
                                                                                                      ------------

TOTAL SHORT-TERM INVESTMENTS                                                               (3.40%)       5,502,961
                                                                                          -------     ------------
TOTAL INVESTMENTS                                                                         (99.14%)     160,682,731
                                                                                          -------     ------------
OTHER ASSETS AND LIABILITIES, NET                                                          (0.86%)       1,391,615
                                                                                          -------     ------------
TOTAL NET ASSETS                                                                         (100.00%)    $162,074,346
                                                                                          =======     ============

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(r) Direct placement security is restricted as to resale. It has been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's By-Laws and the Investment
    Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to this restricted security. Additional information on this security is as follows:

                                                                                       MARKET
                                                                                     VALUE AS A         MARKET
                                                                                     PERCENTAGE         VALUE
                                                         ACQUISITION  ACQUISITION     OF FUND'S         AS OF
ISSUER, DESCRIPTION                                         DATE          COST       NET ASSETS     JUNE 30, 1999
-------------------                                       --------     ---------     ----------     -------------
Fitchburg Holding Corp., Sec. Note, 15.750%, 01-31-03     02-10-81     $1,485,512       0.95%         $1,546,003

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
    Rule 144A securities amounted to $21,770,186 or 13.43% of net assets as of June 30, 1999.

(Y) Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

+ These securities having an aggregate value of $1,529,709 or 0.94% of the Fund's net assets, have been purchased as a forward commitment;
  that is, the Fund has agreed on trade date to take delivery of and make payment for such securities on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of such securities are fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $1,596,875 of United States Treasury Bond, 8.875%,
  08-15-17, has been segregated to cover the forward commitment.

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers,
  Inc. where Standard & Poor's ratings are not available.

** Non-income producing security.

NR = Not rated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investors Trust (the "Fund") is a closed-end investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $279,478 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: December 31, 2003 -- $275,104 and December 31, 2004 -- $4,374.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

DISCOUNT ON SECURITIES The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial future contracts being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

At June 30, 1999, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

There were no written option transactions for the period ended June 30, 1999.

NOTE B --
MANAGEMENT FEE AND
ADMINISTRATIVE SERVICES

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300% of the Fund's average weekly net asset value in excess of $300,000,000.

In the event normal operating expenses of the Fund, exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 1.5% of the first $30,000,000 of the Fund's average weekly net asset value and 1.0% of the Fund's average weekly net asset value in excess of $30,000,000, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was estimated to be at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligation of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $78,192,192 and $76,466,849, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies aggregated $73,574,086 and $76,547,171, respectively.

The cost of investments owned at June 30, 1999 (excluding the corporate savings account) for federal income tax purposes was $160,249,530. Gross unrealized appreciation and depreciation of investments at June 30, 1999 aggregated $4,043,322 and $3,611,082, respectively, resulting in net unrealized appreciation of $432,240.

DIVIDENDS AND DISTRIBUTIONS

During 1999, dividends from net investment income totaling $0.7275 per share were paid to shareholders. The dates of payment and the amounts per share are as follows:

                  INCOME
PAYMENT DATE     DIVIDEND
------------     --------
March 30, 1999    $0.3625
June 30, 1999      0.3650

INVESTMENT OBJECTIVE AND POLICY

John Hancock Investors Trust is a closed-end diversified management investment company, shares of which were initially offered to the public on January 29, 1971 and are publicly traded on the New York Stock Exchange. Its primary investment objective is to generate income for distribution to its shareholders, with capital appreciation as a secondary objective. The preponderance of the Fund's assets are invested in a diversified portfolio of debt securities, some of which may carry equity features. Up to 50% of the value of the Fund's assets may be invested in restricted securities acquired through direct placement. The Fund may issue a single class of senior securities not to exceed 33 1/3% of the market or fair value of its net assets and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of its total assets taken at cost. Substantially all of the Fund's net investment income per year will be distributed to shareholders in quarterly payments. Net realized short-term capital gains, if any, will be distributed annually; however, net realized long-term capital gains may be retained and reinvested. All distributions are paid in cash unless the shareholder elects to participate in the Automatic Dividend Reinvestment Plan.

FINANCIAL FUTURES CONTRACTS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDEND REINVESTMENT PLAN

John Hancock Investors Trust offers shareholders the opportunity to elect to receive shares of the Fund's Common Shares in lieu of cash dividends. The Plan is available to all shareholders without charge.

Any shareholder of record of John Hancock Investors Trust ("Investors") may elect to participate in the Automatic Dividend Reinvestment Plan (the "Plan") and receive shares of Investors' Common Shares in lieu of all or a portion of the cash dividends. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to reinvest all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 (the "Agent Bank") not later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank, or nominee to participate in the Plan.

Participation in the Plan may be terminated at any time by written notice to the Agent Bank and such termination will be effective immediately. However, notice of termination must be received seven days prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of Common Shares held by the Agent Bank. A shareholder will receive a cash payment for any fractional share held.

The Agent Bank will act as agent for participating shareholders. The Board of Trustees of Investors will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in Investors' Common Shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan by the per share net asset value of the Common Shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the Common Shares on the payment date. The market price of the Common Shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of Investors. However, if as of such payment date the market price of the Common Shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to three decimal places, will be credited to your account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Agent Bank in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend which the shareholder has elected to reinvest and the number of shares acquired with such dividend.

The reinvestment of dividends does not in any way relieve participating shareholders of any federal, state or local income tax which may be due with respect to such dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

YEAR 2000 COMPLIANCE

The Adviser and the Fund's service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the Fund's operations or financial markets generally.

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Investors Trust, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

     State Street Bank and Trust Company
     P.O. Box 8200
     Boston, Massachusetts 02266-8200
     Telephone: (800) 426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.


SHAREHOLDER MEETING

On March 18, 1999, the Annual Meeting of John Hancock Investors Trust was held.

The Shareholders elected the following Trustees with the votes as indicated:

                                           WITHHELD
NAME OF TRUSTEE               FOR          AUTHORITY
---------------               ---          --------
Dennis S. Aronowitz        5,244,200        90,877
Edward J. Boudreau, Jr.    5,244,093        90,984
Stephen L. Brown           5,250,907        84,170
Richard P. Chapman, Jr.    5,234,451       100,626
William J. Cosgrove        5,251,087        83,990
Douglas M. Costle          5,249,165        85,912
Leland O. Erdahl           5,248,100        86,977
Richard A. Farrell         5,242,397        92,680
Gail D. Fosler             5,243,713        91,365
William F. Glavin          5,237,881        97,197
Anne C. Hodsdon            5,236,630        98,447
Dr. John A. Moore          5,242,464        92,613
Patti McGill Peterson      5,225,200       109,877
John W. Pratt              5,256,487        78,591
Richard S. Scipione        5,252,358        82,720

The Shareholders also ratified the Trustees' Selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 1999, with the votes tabulated as follows: 5,272,479 FOR, 12,219 AGAINST and 50,379 ABSTAINING.



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